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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                February 8, 1994

                              ____________________

                            LEAR SEATING CORPORATION

             (Exact name of registrant as specified in its charter)

        Delaware                   33-51317                   13-3386776
      (State or other          (Commission File          (I.R.S. Employer
       jurisdiction of             Number)                  Identification
       incorporation)                                         Number)


                        21557 Telegraph Road
                        Southfield, Michigan                  48034
           (Address of principal executive offices)       (Zip Code)

                                 (810)746-1500
              (Registrant's telephone number, including area code)
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Item 8.  Change in Fiscal Year.

        Effective February 8, 1994 the board of directors of Lear Seating Corporation (the "Company") approved the change of the Company's fiscal year from a June 30 year end, the fiscal year end used in its most recent filing with the Securities and Exchange Commission, to the new fiscal year end of December 31. The report on Form 10-K for the fiscal year ended December 31, 1993 will be the form on which the report covering the transition period will be filed by the Company.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Lear Seating Corporation


                                           By:   /s/ James H. Vandenberghe
                                                 James H. Vandenberghe
                                                 Executive Vice President

Date:  February 10, 1994
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                              EXHIBITS TO FORM 8-K



Exhibit
Number                                         Exhibit
- -------                                        -------

10.   First Amendment dated January 27, 1994 to the Amended and Restated Credit
            Agreement, dated as of October 25, 1993 among Lear Seating Corporation, Chemical Bank as Administrative Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc., and Lehman Commercial Paper Inc., as Managing Agents, filed herewith.